UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Gran Tierra Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34018	98-0479924
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

Suite 900, 520 – 3 Avenue SW

Calgary, Alberta, Canada  T2P 0R3

(Address of Principal Executive Offices, Zip Code)

(403) 265-3221

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.         Material Modification to Rights of Security Holders.

On October 31, 2016, Gran Tierra Energy Inc. (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated October 31, 2016 (the “Plan of Conversion”). The Reincorporation was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) with the Nevada Secretary of State, and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State. Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2016 Annual Meeting of Stockholders held on June 23, 2016 (the “Annual Meeting”).

Apart from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the General Corporation Law of the State of Delaware, as amended (the “DGCL”), for all other purposes, the Delaware corporation will be the same entity as the Nevada corporation immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of the Nevada corporation, all property owned by the Nevada corporation, all debts due to the Nevada corporation and all other causes of action belonging to the Nevada corporation immediately prior to the Reincorporation will remain vested in the Delaware corporation following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of the Nevada corporation immediately prior to the Reincorporation will remain attached to the Delaware corporation following the Reincorporation. The Delaware corporation will remain as the same entity following the Reincorporation, and the Reincorporation will not affect any change in the Company’s business, management or operations or the location of its principal executive offices.

Upon effectiveness of the Reincorporation, all of the Company’s issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of the Delaware corporation, without any action on the part of the Company’s stockholders. The Reincorporation will have no effect on the trading of the Company’s shares of common stock on the NYSE MKT and Toronto Stock Exchange under the same symbol “GTE”. The Delaware corporation will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities Exchange Commission. Shares of the Company’s capital stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of the Delaware corporation’s capital stock, and shares of the Company’s capital stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of the Delaware corporation’s capital stock. The Reincorporation will not change the respective positions of the Company or its stockholders under federal securities laws. Pursuant to the Reincorporation, the Delaware corporation will assume all of the Nevada corporation’s obligations related to convertible or exchangeable securities and other rights to purchase or receive the Nevada corporation’s common stock, including pursuant to (i) the exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation, and the Company, (ii) the exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation, and Goldstrike, Inc. and (iii) the Company’s convertible notes, which shall become the right to purchase or receive the same number of shares of the Delaware corporation common stock.

Upon effectiveness of the Reincorporation, the Company’s directors and officers will become all of the directors and officers of the Delaware corporation, all of the Company’s employee benefit and incentive plans will become the Delaware corporation’s plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of the Delaware corporation’s common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. The Company’s employment contracts and other employee benefit arrangements also will be continued by the Delaware corporation upon the terms and subject to the conditions in effect at the time of the Reincorporation. Upon the effectiveness of the Reincorporation, the Company will enter into a new indemnity agreement (each, an “Indemnity Agreement”) with each director and executive officer of the Delaware corporation based upon provisions of the DGCL. These indemnity agreements will provide, among other things, that the Company will indemnify each such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Delaware Bylaws.

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The Company believes that the Reincorporation will not affect any of its material contracts with any third parties, and that its rights and obligations under such material contractual arrangements will continue as rights and obligations of the Delaware corporation.

The Nevada corporation’s stockholders will not be required to exchange their Nevada corporation stock certificates for new Delaware corporation stock certificates. The Company’s stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company or its transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of shares of common stock, Special A Voting Stock, Special B Voting Stock and preferred stock the Company is authorized to issue. Under the Company’s Nevada Articles of Incorporation, the Company was authorized to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock. Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 570,000,000 shares of common stock, one share of Special A Voting Stock, one share of Special B Voting Stock and up to 25,000,000 shares of preferred stock.

Certain rights of the Company’s stockholders were also changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2016, under the section entitled “Proposal 4 – Approval of a change in Gran Tierra’s state of incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware,” which description is incorporated in its entirety herein by reference.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Indemnity Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the form of Indemnity Agreement, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Reincorporation, the Company also adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion, dated October 31, 2016.
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on October 31, 2016.
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on October 31, 2016.
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on October 31, 2016.

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3.4	Bylaws, effective October 31, 2016.
3.5	Form of Indemnity Agreement.
4.1	Form of Common Stock Certificate.
5.1	Opinion of Vinson & Elkins L.L.P.
5.2	Opinion of Vinson & Elkins L.L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAN TIERRA ENERGY INC.

Date: November 3, 2016	By:	/s/ David Hardy
David Hardy
V.P. Legal and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Conversion, dated October 31, 2016.
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on October 31, 2016.
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on October 31, 2016.
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on October 31, 2016.
3.4	Bylaws, effective October 31, 2016.
3.5	Form of Indemnity Agreement.
4.1	Form of Common Stock Certificate.
5.1	Opinion of Vinson & Elkins L.L.P.
5.2	Opinion of Vinson & Elkins L.L.P.

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